UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported): June 8, 2016

AMERICAN VANGUARD CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-13795	95-2588080
(State or other jurisdiction of incorporation)	Commission File Number	(I.R.S. Employer Identification No.)

4695 MacArthur Court, Suite 1200

Newport Beach, California 92660

(Address of principal executive offices)

Registrant’s telephone number: (949) 260-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

At the 2016 Annual Meeting of Stockholders of American Vanguard Corporation held on June 8, 2016, four matters were voted upon by shareholders, namely: (i) the election of eight directors until their successors are elected and qualified’ (ii) ratification of BDO USA, LLP as independent registered public accounting firm for the year ending December 31, 2016, (iii) an advisory vote approving the overall executive compensation policies and procedures of the Company as set forth in the 2016 proxy, and (iv) the extension of the term of the issuer’s equity incentive plan for a period of three years, that is, through June 8, 2019.

With respect to the first proposal in the proxy, the following eight nominees received more votes “FOR” than votes “AGAINST”, and, as a result, were elected to serve as directors for the ensuing year:

Nominee	Votes For	Votes Against	Votes Abstain
Scott D. Baskin	23,429,193	60,740	10,299
Lawrence S. Clark	23,187,942	301,891	10,399
Debra F. Edwards	23,420,579	69,295	10,358
Morton D. Erlich	23,421,650	68,283	10,299
Alfred F. Ingulli	23,410,300	79,324	10,608
John L. Killmer	23,411,351	78,481	10,400
Eric G. Wintemute	23,110,241	379,531	10,460
Esmail Zirakparvar	23,406,299	82,275	11,658

With respect to all director nominees, broker non-votes equaled 2,744,504.

With respect to Proposals Two (appointment of BDO), Three (advisory approval of executive compensation) and Four (extension of the term of the equity incentive plan), all measures received the affirmative vote of a majority of the shares cast at the meeting; more specifically, the shares were voted as follows:

Proposal	Votes For	Votes Against	Votes Abstain	Broker Non-Vote
Two	26,046,395	167,837	30,502	0
Three	21,134,993	367,153	1,998,086	2,744,504
Four	21,213,290	291,901	1,995,041	2,744,504

Item 8.01 Other Events

On June 13, 2016, American Vanguard Corporation issued a press release announcing that its board of directors had declared a cash dividend of $0.01 for shareholders of record as of June 30, 2016 with a distribution date of July 12, 2016. The complete text of that release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit 99.1	Press release dated June 13, 2016 of American Vanguard Corporation regarding the declaration of a cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, American Vanguard Corporation has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMERICAN VANGUARD CORPORATION

Date: June 14, 2016	By:	/s/ Timothy J. Donnelly
Timothy J. Donnelly
Chief Administrative Officer, General Counsel & Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

Exhibit 99.1	Press release of American Vanguard Corporation dated June 13, 2016 regarding the declaration of a cash dividend.